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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  December 11, 2002


                        CARRINGTON LABORATORIES, INC.
            (Exact name of registrant as specified in is charter)

            Texas                  0-11997               75-1435663
 (State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)          File Number)       Identification No.)


                            2001 Walnut Hill Lane
                            Irving, Texas   75038
        (Address, including zip code, of principal executive offices)


     Registrant's telephone number, including area code:  (972) 518-1300


                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

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                        CARRINGTON LABORATORIES, INC.
                                   FORM 8-K
                                CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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 Item 1.   Changes in Control of Registrant.

               Not applicable.


 Item 2.   Acquisition or Disposition of Assets.

      On December 11, 2002, Carrington Laboratories, Inc. ("Carrington") entered into an agreement (the "Agreement") to acquire certain assets (collectively, the "Assets") of the Custom Division of Creative Beauty Innovations, Inc. ("CBI"), including specialized manufacturing customer information, intellectual property and equipment. The acquisition was consummated on December 16, 2002. CBI is a privately held manufacturer of skin and cosmetic products with operations in Carrollton, Texas.

      Under the Agreement, Carrington paid CBI $500,000 at closing and deposited $500,000 in escrow, to be released to CBI upon the earlier to occur of (x) the certification by Carrington that it is ready to manufacture products to the specifications of CBI's customers and (y) February 28, 2003. In addition, Carrington agreed (i) to purchase inventory of CBI for an amount not greater than $700,000, to be paid six months after closing and
 (ii) for the next five years, to pay CBI an amount equal to 9.0909% of Carrington's net sales of CBI products to CBI's existing customers up to $6.6 million per year, and an amount equal to 8.5% of Carrington's net sales of CBI products to CBI's existing customers in excess of $6.6 million per year. The acquired Assets include equipment and other physical property previously used by CBI's Custom Division to compound and package cosmetic formulations of liquids, creams, gels and lotions into bottles, tubes or cosmetic jars. Carrington intends to use these assets in a substantially similar manner. The purchase price was based, in part, upon a multiple of earnings attributable to the acquired Assets. The funds used by Carrington to acquire the Assets were obtained from an advance on royalty payments owed to Carrington under its Distributor and License Agreement (the "Distributor Agreement") with Medline Industries, Inc. ("Medline") discussed in Item 5 below.


 Item 5.   Other Events.

      On December 6, 2002, Carrington entered into a letter agreement with Medline, pursuant to which Medline agreed to advance $2,000,000 of future royalty payments due to Carrington under the Distributor Agreement. These funds were advanced in December 2002, and will be treated as a loan, with interest accruing at an annual interest rate of 6.5%. Payments of principal and interest will be made by Carrington in eleven quarterly installments in the form of deductions from the quarterly royalty payments due under the Distributor Agreement, commencing with the March 1, 2003 royalty payment.


 Item 7.   Financial Statements and Exhibits.

       As the acquired Assets, which constitute a business under Regulation S-X, do not meet the minimum significance tests under Regulation S-X, financial statements and pro forma financial information regarding the acquired Assets are not required to be provided.


           (a)  Financial statements of business acquired.

                None.

           (b)  Pro forma financial information.

                None.

           (c)  Exhibits

                Item           Exhibits
                ----           --------
                2.1*           Asset Purchase Agreement dated December 11,
                               2002, among Carrington Laboratories, Inc. and
                               Creative Beauty Innovations, Inc. and Kenneth
                               Laye and A. Lee Finley

                10.1* Letter Agreement dated November 26, 2002, between Carrington Laboratories, Inc. and Medline Industries, Inc.

 _______
 *filed herewith

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                                 SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 CARRINGTON LABORATORIES, INC.



 Date: December 23, 2002         /s/ Carlton E. Turner, Ph.D., D.Sc
                                 -------------------------------------
                                 Carlton E. Turner, Ph.D., D.Sc.
                                 President and Chief Executive Officer

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                         INDEX TO EXHIBITS

      Item
      Number         Exhibit
      ------         -------
      2.1            Asset Purchase Agreement dated December 11, 2002,
                     among Carrington Laboratories, Inc. and Creative
                     Beauty Innovations, Inc. and Kenneth Laye and A.
                     Lee Finley


      10.1 Letter Agreement dated November 26, 2002, between Carrington Laboratories, Inc. and
                     Medline Industries, Inc.